UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                     811-23017

BlueArc Multi-Strategy Fund

(Exact name of registrant as specified in charter)

17605 Wright St, Ste 2, Omaha, NE	68130

(Address of principal executive offices)	(Zip code)

Gemini Fund Services, LLC 80 Arkay Drive, Ste 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-470-2619

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

Item 1. Reports to Stockholders.

BlueArc Multi-Strategy Fund

Financial Statements

For the Period Ended April 30, 2015
With Report of Independent Registered Public Accounting Firm

BLUEARC MULTI-STRATEGY FUND
Financial Statements
For the Period Ended April 30, 2015

Table of Contents

Report of Independent Registered Public Accounting Firm	1

Schedule of Portfolio Investments	2

Statement of Assets and Liabilities	3

Statement of Operations	4

Statement of Changes in Net Assets	5

Statement of Cash Flows	6

Financial Highlights	7

Notes to the Financial Statements	8

Expense Examples (Unaudited)	13

Supplemental Information (Unaudited)	14

KPMG LLP
Suite 2000
303 Peachtree Street, N.E.
Atlanta, GA 30308-3210

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
BlueArc Multi-Strategy Fund:

We have audited the accompanying statement of assets and liabilities of BlueArc Multi-Strategy Fund (the Fund), including the schedule of portfolio investments, as of April 30, 2015, and the related statements of operations, changes in net assets, and cash flows, and the financial highlights, for the period from January 2, 2015 (commencement of operations) to April 30, 2015. These financial statements and financial highlights are the responsibility of the  fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlueArc Multi-Strategy Fund as of April 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period from January 2, 2015 (commencement of operations) to April 30, 2015, in conformity with U.S. generally accepted accounting principles.

Atlanta, Georgia
June 29, 2015

KPMG LLP is a Delaware limited liability partnership,
 the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

BlueArc Multi-Strategy Fund
Schedule of Portfolio Investments
April 30, 2015

Investment Fund	Cost	Fair Value	% of Net Assets	Unrealized Gain / (Loss) from Investments	Initial Acquisition Date	Liquidity (a)	First Available Redemption (b)	Dollar Amount of Fair Value for First Available Redemption (b)
MULTI-STRATEGY - 99.3%
Alphadyne International Partners, L.P. (c)	$5,148,644	$5,304,981	6.5%	$156,337	2/1/2014	Monthly	5/29/2015	$5,304,981
Graham Absolute Return Trading Ltd. (c)	11,515,367	11,622,707	14.3%	107,340	2/1/2014	Quarterly	7/31/2015	11,622,707
Millennium USA, L.P. (c)	18,550,934	19,357,848	23.8%	806,914	1/1/2015	Quarterly	7/31/2015	4,839,462
MKP Opportunity Partners, L.P. (c)	6,158,976	6,438,438	7.9%	279,462	2/1/2014	Monthly	5/29/2015	6,438,438
Perry Partners, L.P. (c)	7,830,495	7,833,274	9.6%	2,779	4/1/2014	Quarterly	7/31/2015	1,958,319
Seminole Capital Partners (c)	10,079,927	9,720,681	12.0%	(359,246)	4/1/2014	Quarterly	7/31/2015	9,720,681
York Credit Opportunities Fund, L.P. (e)	20,010,696	20,516,154	25.2%	505,458	10/1/2011	Annually	6/30/2015	1,003,009
TOTAL MULTI-STRATEGY	$79,295,039	$80,794,083	99.3%	$1,499,044
SHORT TERM INVESTMENTS - 1.0%
Short-Term Investments Trust - Liquid
Assets Portfolio - Private Class, 0.09% (d)	$813,933	$813,933	1.0%
TOTAL SHORT TERM INVESTMENTS	$813,933	$813,933	1.0%
TOTAL INVESTMENTS - 100.3% (Cost - $80,108,972)		$81,608,016
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(296,838)
NET ASSETS - 100.0%		$81,311,178

(a) Available frequency of redemptions after the initial lock up period, if any. Different tranches may have varying liquidity terms.
(b) Investment Funds are available to be redeemed with no restrictions, as of the measurement date.
(c) Investment Funds categorized as Level 2 investments.
(d) Money market fund; interest rate reflects seven-day effective yield on April 30, 2015.
(e) Investment Fund categorized as Level 3 investment.

Complete information about the Investment Funds’ underlying investments is not readily available.

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
Statement of Assets and Liabilities
April 30, 2015

Assets
Investments in Investment Funds, at fair value (cost $79,295,039)	$80,794,083
Short-term investments (cost $813,933)	813,933
Cash	555,538
Prepaid expenses and other assets	11,450
Total Assets	82,175,004

Liabilities
Subscriptions received in advance	500,000
Management fee payable	290,505
Accounts payable and other accrued expenses	73,321
Total Liabilities	863,826
Net Assets	$81,311,178

Composition of net assets
Paid in capital	$80,334,771
Accumulated net investment loss	(522,637)
Accumulated net unrealized appreciation from investments in Investment Funds	1,499,044
Net assets at end of period	$81,311,178

Shares of beneficial interests outstanding	8,026,209

Net asset value per share	$10.13

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
Statement of Operations

For the Period Ended
April 30, 2015 *

Investment Income
Interest	$60

Expenses
Management fees	378,772
Professional and administrator fees	81,079
Trustees’ fees	14,167
Printing and postage expenses	8,333
Other expenses	40,346
Total Expenses	522,697

Net Investment Loss	(522,637)

Net unrealized appreciation on investments in Investment Funds	1,499,044

Net increase in net assets resulting from operations	$976,407
________
* The Fund commenced operations on January 2, 2015.

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
Statement of Changes in Net Assets

	For the Period
	Ended April 30,
	2015*

Net assets at beginning of period	$-

Increase (decrease) in net assets resulting from operations
Net investment loss	(522,637)
Net change in unrealized appreciation on investments in Investment Funds	1,499,044
Net increase in net assets resulting from operations	976,407

Increase in net assets resulting from capital transactions
Proceeds from shares issued	80,334,771	**

Total net increase in net assets	81,311,178
Net assets at end of period	$81,311,178
Accumulated net investment loss	$(522,637)

Share Activity
Shares Sold	8,026,209	**
Shares Redeemed	-
Net increase in shares outstanding	8,026,209
________
* The Fund commenced operations on January 2, 2015.
** Includes $76,594,771 and 7,659,477 shares of paid-in capital received from an in-kind transfer from several other investment funds.

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
Statement of Cash Flows

For the Period
Ended April 30,
2015*
Cash flows from operating activities

Net increase in net assets resulting from operations	$976,407
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(5,800,000)
Net sales from Short Term Investments	1,785,799
Net change in unrealized appreciation on investments in Investment Funds	(1,499,044)
(Increase) in assets:
Prepaid expenses and other assets	(11,450)
Increase in liabilities:
Subscriptions received in advance	500,000
Management fees payable	290,505
Accounts payable and other accrued expenses	73,321
Net cash used in operating activities	(3,684,462)

Cash flows from financing activities:
Proceeds from shares issued, including subscriptions received in advance	4,240,000

Net cash provided by financing activities	4,240,000

Net increase in cash	555,538
Cash at beginning of period *	—
Cash at end of period	$555,538

Supplemental disclosures of non-cash activities:
Non-cash operating and financing activities not included herein consist of investments
transferred in-kind as reflected in share capital of:	$76,594,771

* The Fund commenced operations on January 2, 2015.

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For the Period January 2, 2015 (commencement of operations) through April 30, 2015
Per Share operating performance:
Net asset value, beginning of period	$10.00

Activity from investment operations (1):
Net investment loss	(0.07)
Net realized and unrealized gain on investments	0.20
Total from investment operations	0.13

Net asset value, end of period	$10.13

Net assets, end of period in (000s)	$81,311

Ratios/Supplemental Data:
Ratio of total expenses to average net assets (2)(6)	2.08	% (3)
Ratio of net investment loss to average net assets (6)	(2.08	)% (3)

Portfolio Turnover Rate	0	% (4)

Total return (5)	1.30	% (4)

(1)	Per share amounts calculated using the average share outstanding during the period, which management believes more appropriately presents the per share data for the period.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(3)	Annualized for periods less than one full year.
(4)	Not annualized.
(5)	Total returns shown assumes reinvestment of all distributions, if any.
(6)	Does not include the expenses of the underlying funds in which the Fund invests.

See accompanying notes to the finanical statements.

BlueArc Multi-Strategy Fund
Notes to the Financial Statements
April 30, 2015

1. Organization

BlueArc Multi-Strategy Fund (the “Fund”) was organized in the State of Delaware on August 14, 2014 as a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on January 2, 2015 with a contribution of investments from several other investment funds.

The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by primarily investing its assets in private alternative investment funds (“Investment Funds”) which the co-advisers believe are attractive Investment Funds.

The Fund’s Board of Trustees (the “Trustees”) have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operations of the Fund’s business. The Trustees have engaged BlueArc Capital Management, LLC and Keel Point, LLC (the “Co-Advisers”) to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.

The Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

The Fund offers shares of beneficial interest (the “Shares”) on a monthly basis. Shares may be purchased as of the last business day of each month based upon the Fund’s then current net asset value.

The Fund is organized as a closed-end management investment company. Investors do not have the right to require the Fund to redeem their Shares. The Fund may, from time to time, provide liquidity to investors by offering to repurchase Shares pursuant to written tenders by investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Trustees, in their sole discretion. The Co-Advisers anticipate the Fund will offer to repurchase Shares from investors on a quarterly basis, with such repurchases to occur as of each March, June, September and December. The Co-Advisers expect that, generally, each repurchase offer will tender from 5% to 25% of the net assets of the Fund. Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

2. Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), and are expressed in United States dollars. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

The following is a summary of significant accounting and reporting policies followed by the Fund in the preparation of the financial statements.

Federal Income Taxes: The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with the filing of the Fund’s income tax return for the tax year ended October 31, 2015. The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its unit holders substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Federal Tax Information: The Fund has adopted a tax year end of October 31 (“Tax year”). As such, the Fund’s tax-basis capital gains and losses will only be determined at the end of each Tax year. Accordingly, tax distributions made prior to October 31, 2015, but after April 30, 2015, will be reflected in the financial statement footnotes for the fiscal year ended April 30, 2016.

BlueArc Multi-Strategy Fund
Notes to the Financial Statements (Continued)
April 30, 2015

2. Summary of Significant Accounting Policies (continued)

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses.

Cash: Cash consists of monies held at MUFG Union Bank, N.A. (formerly, Union Bank of California, N.A.). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts based on the financial strength of the financial institution. There are no restrictions on the cash held by the Fund.

Short-Term Investments: Short-term investments represent investments in money market funds and are recorded at fair value. Interest income is recorded on the accrual basis.

Investment Transactions: The Fund accounts for realized gains and losses from Investment Funds transactions based upon the pro-rata ratio of the fair value and cost of the underlying Investment Fund at the date of redemption. Interest income and expenses are recorded on the accrual basis.

Dividends and distributions to shareholders: Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its shareholders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

3. Portfolio Valuation

Fair Value Measurements and Disclosures: Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

BlueArc Multi-Strategy Fund
Notes to the Financial Statements (Continued)
April 30, 2015

3.     Portfolio Valuation (continued)

The three-tier hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•
Level 2 – inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. For investments measured at net asset value (“NAV”) as of the measurement date, included in this category are investments that can be withdrawn by the Fund at NAV as of the measurement date, or within 90 days from the measurement date.

•
Level 3 – significant unobservable inputs for the financial instrument (including the Fund’s own assumptions in determining the fair value of investments). For investments measured at NAV as of the measurement date, included in this category are investments for which the Fund does not have the ability to redeem at NAV as of the measurement date due to lock up and/or redemption notice period greater than 90 days from the measurement date.

GAAP requires that investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date (within 90 days) and the existence or absence of certain restrictions at the measurement date.

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors. Investments in Investment Funds subject to suspension of redemptions are classified as Level 3 assets.

Lock-up periods require an investor to wait a specified length of time after the initial issuance of Shares before redemption can be granted. It is common for Investment Funds to include lock-up periods in the private placement memorandum to reduce liquidity risk and allow subscriptions proceeds to be invested over an appropriate time horizon. Investments in Investment Funds with lock-up periods of 90 days or less that are publishing NAVs and redeeming unlocked Shares at the published NAV are classified as Level 2 assets. Investments in Investment Funds with lock-up periods of more than 90 days are classified as Level 3 assets.

The NAV of the Fund is determined by, or at the direction of, the Co-Advisers as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Trustees. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Fund’s investments in Investment Funds are carried at fair value, which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Co-Advisers to consider all relevant information available at the time the Fund values its portfolio. The Co-Advisers have assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements and related accouting, price transparency and valuation procedures in place, and subscription and redemption activity. The Co-Advisers and/or the Trustees will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Portfolio Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

BlueArc Multi-Strategy Fund
Notes to the Financial Statements (Continued)
April 30, 2015

3. Portfolio Valuation (continued)

It is unknown whether the Investment Funds held any investments whereby the Fund’s proportionate share of such investments exceeded 5% of the Fund’s net assets on an aggregate basis at April 30, 2015.

The following table summarizes the valuation of the Fund’s investments, by investment strategy and by the above fair value hierarchy levels, as of April 30, 2015.

Assets	Level 1	Level 2	Level 3	Total
Investments
Multi-Strategy Investment Fund	$—	$60,277,929	$20,516,154	$80,794,083
Short Term Investments	813,933	—	—	813,933
Total Investments	$813,933	$60,277,929	$20,516,154	$81,608,016

It is the Fund’s policy to recognize transfers at the end of the reporting fiscal year ended. There were no transfers between any Level during the fiscal period ended April 30, 2015.

The net change in unrealized appreciation is included in net change in unrealized appreciation on investments in Investment Funds on the Statement of Operations.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Investment Funds
Beginning Balance, January 2, 2015	$—
In-kind Purchases of Investment Funds	20,010,696
Sales of Investment Funds	—
Net Change in Unrealized Appreciation	505,458
Transfers into Level 3	—
Transfers out Level 3	—
Balance, April 30, 2015	$20,516,154

4. Related Party Transactions

The Co-Advisers provide investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Co-Advisers a combined monthly fee (the “Management fee”) at the annual rate of 1.50% of the Fund’s monthly NAV. During the period ended April 30, 2015, the Co-Advisers earned $378,772 in Management fees which is included in the Statement of Operations of which $290,505 remained payable at April 30, 2015.

Each independent Trustee of the Fund receives an annual compensation of $10,000 per year. Total amounts expensed by the Fund related to Trustees services for the period ended April 30, 2015 were $14,167 and is included in the Statement of Operations.

Unless otherwise voluntarily or contractually assumed by the Co-Advisers or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Trustees’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved, from time to time, by the Trustees.

The Co-Advisers and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Co-Advisers have agreed contractually to waive their fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses, such as those of Investment Funds, and extraordinary expenses), to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets through at least December 31, 2015 (the “Expense Limitation”). In consideration of the Co-Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Co-Advisers in the amount of any fees waived and Fund

BlueArc Multi-Strategy Fund Notes to the Financial Statements (Continued) April 30, 2015

4. Related Party Transactions (continued)

expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect as described above unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Co-Advisers.

5. Administration, Custodian Fees and Distribution

Gemini Fund Services, LLC (“Gemini”, or the “Administrator”), serves as the administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as Administrator, the Fund pays Gemini a minimum fee along with annualized tier rate fee based upon the average net assets of the Fund. In addition, the Fund reimburses Gemini for certain out of pocket expenses incurred. A Gemini affiliate, Northern Lights Compliance Services (“NLCS”), provides Chief Compliance Officer services to the Fund. An officer of NLCS is also an officer of the Fund.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) of the Fund’s assets and provides custodial services for the Fund.

Northern Lights Distributors, LLC, an affiliate of Gemini, acts as the placement agent for the Fund’s Shares on a reasonable efforts basis, subject to various conditions. The Fund also may distribute Shares through other brokers or dealers. The Fund will sell Shares only to Eligible Investors (as defined in the Fund’s Private Offering Memorandum).

6. Investments in Investment Funds

As of April 30, 2015, the Fund had no investments in Investment Funds that were related parties.

Aggregate purchases and proceeds from sales of investments in Investment Funds for the period ended April 30, 2015 amounted to $5,800,000 and $0, respectively.

The agreements related to investments in Investment Funds provide for compensation to their general partners/managers in the form of management fees of approximately 1.00% to 2.00% (per annum) of net assets and performance incentive fees or allocations up to approximately 25.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available.

7. Indemnification

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

BlueArc Multi-Strategy Fund EXPENSE EXAMPLES (Unaudited) April 30, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During the Period
Actual	$1,000.00	$1,013.00	$6.78	*
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.46	$10.41	**

* Expenses Paid During the Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 2.08%, multiplied by the number of days in the period January 2, 2015 (commencement of operations) to April 30, 2015 (118) divided by the number of days in the fiscal year (365).
** Expenses Paid During the Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 2.08%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

BLUEARC MULTI-STRATEGY FUND
Supplemental Information (Unaudited)
April 30, 2015

Consideration and Approval of Management Agreement with BlueArc Capital Management, LLC and Blue Creek Investment Partners, LLC with respect to the BlueArc Multi-Strategy Fund

          In connection with a meeting held on December 30, 2014, the Board of Trustees (the “Board” or the “Trustees”) of BlueArc Multi-Strategy Fund (the “Trust”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), discussed the approval of a management agreement among the Trust, BlueArc Capital Management, LLC (“BlueArc”) and Blue Creek Investment Partners, LLC (“Blue Creek”) as merger-related successor to Keel Point Advisors, LLC (“Keel Point”)(where relevant, each a “Co-Advisor” and collectively, the “Co-Advisors”), with respect to the BlueArc Multi-Strategy Fund (the “Fund”) (the “Management Agreement”).

          The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

          Nature, Extent and Quality of Services. With respect to Blue Creek, the Board examined the nature, extent and quality of the services to be provided by Blue Creek to the Fund. The Board reviewed a copy of Blue Creek’s current Form ADV and financial statements. A representative from a Co-Advisor discussed the Fund’s investment strategy, as well as detailing the experience of Blue Creek, as merged with Keel Point, in providing management services to pooled investments. The Trustees discussed the nature of the Blue Creek’s operations, the quality of the Blue Creek’s compliance infrastructure, and the experience and background of all key personnel of its fund management team. The Board then considered certain legal and regulatory matters, noting Blue Creek had no material compliance matters at this time.

          The Trustees then concluded that Blue Creek had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the management services to be provided by Blue Creek to the Trust were satisfactory and reliable.

          Nature, Extent and Quality of Services. With Respect to BlueArc, the Board examined the nature, extent and quality of the services to be provided by BlueArc to the Fund. The Board reviewed a copy of BlueArc’s current Form ADV and information regarding BlueArc’s organizational structure. The Trustees considered a presentation given by the BlueArc regarding the Fund’s investment strategy, as well as the experience of BlueArc in the providing management services in pooled investments. The Trustees discussed the nature of BlueArc’s operations, the quality of BlueArc’s compliance infrastructure, and the experience and background of all key personnel of its fund management team. The Board then considered certain legal and regulatory matters, noting BlueArc had no material compliance issues. Counsel informed the Board that the Chief Compliance Officer reviewed the policies and procedures of BlueArc and found them to be adequate. The Trustees then discussed BlueArc’s due diligence before inclusion of a security into its portfolio and was content with their processes.

BLUEARC MULTI-STRATEGY FUND
Supplemental Information (Unaudited) (Continued)
April 30, 2015

          The Trustees then concluded that BlueArc had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the management services to be provided by BlueArc to the Trust were satisfactory and reliable.

          Performance of the Co-Advisors. Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund. However, the Trustees considered other pooled investments managed by the each Co-Advisor and considered the background of the prospective portfolio managers. The Board concluded that each Co-Advisor was expected to obtain an acceptable level of investment return to shareholders.

          Fees and Expenses. The Board stated a proposed annual advisory fee of 1.50% based on the average net assets of the Fund is above the average of a group of similarly managed closed-end funds. However, the Trustees noted that the 1.50% advisory fee remained within the high-low range of fees charged by the peer group funds. The Trustees also noted that each Co-Advisor will limit total annual Fund operating expenses at 2.50% of the Fund’s net assets for the first year. The Trustees determined that in light of BlueArc’s and Keel Point’s expertise and the quality of the services the Fund expects to receive from BlueArc, that the advisory fee was reasonable.

          Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there was potential for realization of any further economies of scale. The Board acknowledged that, based on the anticipated size and growth of the Fund for the first two years the Management Agreement is in effect, economies of scale are not likely to be achieved, but that this issue will be revisited as Fund assets grow.

          Profitability. The Board considered the anticipated profits to be realized by each Co-Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They noted that any projection of profits is speculative. They considered the proposed advisory fee, expected asset levels and expected expenses to each Co-Advisor. The Trustees reviewed the first year profit estimate and noted each Co-Advisor anticipates a reasonable profit in connection with its relationship with the Fund during the initial 12-months of the Management Agreement, but agreed that such profit was not unreasonable given the unique structure of the Fund. For those reasons, the Board concluded that each Co-Advisor’s expected level of profitability from its relationship with the Fund would not be excessive.

              Conclusion. Having requested and received such information from the Co-Advisors as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the proposed advisory fee structure is reasonable and in light of such services and projected expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Management Agreement.

BLUEARC MULTI-STRATEGY FUND
Supplemental Information
April 30, 2015 (Unaudited)

Independent Trustees

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Joseph Breslin Year of Birth 1953	Trustee, Nov. 2014 to present	President and Consultant, J.E. Breslin & Co., (management consulting firm to investment advisers), 2009 to present.	1
Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to present (8 portfolios); Trustee, Forethought Variable Insurance Trust (mutual fund) from 2013 to present (5 portfolios); Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, Hatteras Alternative Mutual Funds Trust (mutual fund), from 2004 to present, (5 portfolios).

Felix Rivera Year of Birth 1963	Trustee, Nov. 2014 to present	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), Jan. 2011 - present; Chief Operating Officer, Biondo Investment Advisors, LLC, Apr. 2004 - Dec. 2010.	1	Advisors Preferred Trust (mutual fund), 2012 to present, (10 portfolios).
Brian Visel Year of Birth 1975	Trustee, Nov. 2014 to present	Senior Vice President, Trident Fund Services, Inc. (investment fund administration	1	None

BLUEARC MULTI-STRATEGY FUND
Supplemental Information
April 30, 2015 (Unaudited)

and accounting firm), Feb 2009 to present.

* The address for all officers and Trustees is c/o BlueArc Multi-Strategy Fund, 17605 Wright Street, Suite
2, Omaha, NE 68130.
** The term of office for each Trustee and officer listed above will continue indefinitely.
*** The term “Fund Complex” refers to the BlueArc Multi-Strategy Fund.

Interested Trustees and Officers

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Ronald Zazworsky, Jr. Year of Birth 1975	Trustee, Chairman and President, Nov. 2014 to present	Chief Executive Officer, BlueArc Capital Management, LLC (investment adviser), 2005 to present.	1	None
Philip Ashton Year of Birth 1969	Trustee, Treasurer, Secretary, Nov. 2014 to present	Portfolio Manager, Keel Point Advisors, LLC (investment adviser), July 2013 to present; Managing Director and Chief Investment Officer, O’Meara Ferguson Asset Management (investment adviser), July 2009 to June 2013.	1	None
William Kimme Year of Birth 1962	Chief Compliance Officer and Anti- Money Laundering Officer, Nov. 2014 to present
Senior Compliance Officer
of Northern Lights
Compliance Services,
LLC, 2011 to present; Due
Diligence and Compliance
Consultant, Mick &
Associates (August, 2009-
September 2011);
Assistant Director, FINRA
(January 2000-August
2009).
			n/a	n/a

* The address for all officers and Trustees is c/o BlueArc Multi-Strategy Fund, 17605 Wright Street, Suite
2, Omaha, NE 68130.
** The term of office for each Trustee and officer listed above will continue indefinitely.
*** The term “Fund Complex” refers to the BlueArc Multi-Strategy Fund.

The Fund’s statement of additional information (the “SAI”) includes information about the trustees and is available without charge, upon request, by calling 1-844-798-3838.

PRIVACY NOTICE
FACTS	WHAT DOES BLUEARC MULTI-STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	▪ Social Security number	▪ Purchase History
	▪ Assets	▪ Account Balances
	▪ Retirement Assets	▪ Account Transactions
	▪ Transaction History	▪ Wire Transfer Instructions
▪ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does BlueArc Multi-Strategy Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-844-798-3838

Who we are
Who is providing this notice?	BlueArc Multi-Strategy Fund
What we do
How does BlueArc Multi-Strategy Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does BlueArc Multi-Strategy Fund collect my personal information?
We collect your personal information, for example, when you
▪    Open an account
▪    Provide account information
▪    Give us your contact information
▪    Make deposits or withdrawals from your account
▪    Make a wire transfer
▪    Tell us where to send the money
▪    Tells us who receives the money
▪    Show your government-issued ID
▪    Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ BlueArc Multi-Strategy Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
▪ BlueArc Multi-Strategy Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
▪ BlueArc Multi-Strategy Fund does not jointly market.

How to Obtain Proxy Voting Information
Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-798-3838 by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-798-3838.

Investment Co-Advisers

BlueArc Capital Management, LLC
One Buckhead Plaza
3060 Peachtree Road, Suite 1600
Atlanta, GA 30305

Keel Point, LLC
100 Church Street, Suite 500
Huntsville, AL 35801

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics may be obtained without charge by calling 844-798-3838.
(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from any provision thereof.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Brian Visel, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
	Current Year	Previous Year
(a) Audit Fees	$50,000	N/A
(b) Audit-Related Fees	$0	N/A
(c) Tax Fees	$0	N/A
(d) All Other Fees	$0	N/A

Audit fees include fees associated with the audit of the registrant’s annual financial statements and include fees associated with annual audits for providing a report in connection with the registrant’s report on Form N-CSR. Tax fees include fees for tax compliance, tax advice and tax planning, and include fees for assisting management in preparation of tax estimates.

(e)(1)	The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services that are required to be pre-approved on a case by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.
(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the report to shareholders filed under item 1 of this form.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

BlueArc Capital Management, LLC ("BlueArc") has adopted the following proxy voting policies and procedures ("Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which BlueArc Capital Management, LLC has voting discretion by contract. Under this Proxy Voting Policy, shares are to be voted in a timely manner and in the best interests of the client. BlueArc's CCO is responsible for monitoring compliance with these policies and procedures.

BlueArc considers proxy voting an important part of management services, and as such, BlueArc seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of BlueArc's clients.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212)317-9200, and on the SEC's website at www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Ronald Zazworsky, Jr. (BlueArc)

Mr. Zazworsky serves as a portfolio manager and is jointly primarily responsible for the day-to-day management of the Fund.  Mr. Zazworsky is the Founder and serves as the Chief Executive Officer of BlueArc, which he has done since the firm's inception in 2005.  Mr. Zazworsky created the firm's strategy and led its execution in private equity and hedge fund-related strategies. He oversees the investment initiatives, operations, and the development of the firm. He also currently serves as Chairman of BAC-MP Fund Management, LLC, Chairman of BlueArc Credit Opportunities Fund Management, LLC, Chairman of BlueArc Global Macro Fund Management, LLC, Chairman of BlueArc Multi-Strategy Fund Management, LLC, and Chairman of BlueArc Capital Partners, LLC.  Prior to founding BlueArc, Mr. Zazworsky began his career in corporate restructurings and turnarounds at PricewaterhouseCoopers LLP in New York City, where he served as an Associate Consultant. At PwC, he assisted in managing the assets for one of the largest bankruptcy proceedings in United Kingdom history and focused on restructuring advisory work for two Asian-based companies that struggled during the Asian-currency crisis of the late 1990's. After his tenure at PwC, he executed his first private equity transaction as an investor and co-founder of a web-based software company which was successfully sold to a strategic acquirer and delivered accretive returns to all investors and operators. Mr. Zazworsky earned a Bachelor of Science degree in Analytical Finance from Wake Forest University, where he graduated with honors.

Philip Ashton (Keel Point, LLC)

Mr. Ashton serves as a portfolio manager and is jointly primarily responsible for the day-to-day management of the Fund.  Mr. Ashton is a Portfolio Manager and member of the Investment Team at Keel Point, LLC, and is responsible for traditional and alternative manager selection, monitoring and due diligence, asset allocation design, and portfolio construction and management.  Mr. Ashton was appointed as a Portfolio Manager December 31, 2014.  Mr. Ashton also serves as a portfolio manager of Keel Point Advisors, LCC, a position held since July 2013.  Prior to joining Keel Point Advisors, LCC, Mr. Ashton was a Managing Director and CIO for O'Meara Ferguson Asset Management, where he developed and ran the firm's outsourced CIO program, creating investment strategies for internal fund of funds vehicles and overseeing the firm's risk management practices.  Mr. Ashton served at O'Meara Ferguson Asset Management from July 2009 to June 2013.  From 1999 through 2009 Mr. Ashton was a Partner with the Radcliffe Fund, a multi-strategy hedge fund primarily focused on credit arbitrage and convertible bond investing. While with Radcliffe, he engaged in equity, credit and volatility analysis, trading, hedging, portfolio selection and management. He also sourced and structured privately negotiated investments in public companies (PIPES) for both the Radcliffe Fund and the management firm's previous fund, Rose Glen Capital. Prior to joining Radcliffe, he worked for Evercore Partners, an investment banking and private equity firm located in New York. Philip received his A.B. in Political Science from the University of Chicago in 1991 and his M.B.A. from the Dupree School of Management at the Georgia Institute of Technology in 1998, concentrating in finance and accounting.

The co-advisers may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Co-Adviser Accounts"). The Fund has no interest in these activities. The co-advisers and the investment professionals, who on behalf of the co-advisers, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Co-Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Because the portfolio managers may manage assets for Co-Adviser Accounts such as other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), or may be affiliated with such Co-Adviser Accounts, there may be an incentive to favor one Co-Adviser Account over another, resulting in conflicts of interest. For example, a co-adviser may, directly or indirectly, receive fees from Co-Adviser Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on Co-Adviser Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Co-Adviser Accounts. The co-advisers have adopted trade allocation, such as pro-rata allocation, and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Mr. Zazworsky and Mr. Ashton serve as the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Each receives a salary, discretionary bonus and retirement plan benefits. Also, Mr. Zazworsky receives profits of the co-adviser (BlueArc Capital Management, LLC). As of April 30, 2015, the portfolio managers owned no Fund shares.

As of April 30, 2015, Mr. Zazworsky was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$265,000,000	0	$0
Other Accounts	0	$0	0	$0

As of April 30, 2015, Mr. Ashton was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$24,500,000	0	$0
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable. See Item 2.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(c) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BlueArc Multi-Strategy Fund

By (Signature and Title)	/s/ Ronald Zazworsky, Jr.

Ronald Zazworsky, Jr., Principal Executive Officer

Date     July 9, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald Zazworsky, Jr.

Ronald Zazworsky, Jr., Principal Executive Officer

Date     July 9, 2015

By (Signature and Title)	/s/ Philip Ashton

Philip Ashton, Principal Accounting and Financial Officer

Date     July 9, 2015